Commitments And Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
22.
COMMITMENTS AND CONTINGENCIES
(a)
Capital commitment

As at December 31, 2022, the Group had capital commitments of RMB450,000 related to investments in a joint venture.

(b)
Operating lease commitment

As at December 31, 2022, the Group's outstanding commitment of operating lease contracted but not yet reflected in the consolidated financial statements amounted to RMB1,486.

(c)
Products and services purchase commitment

As at December 31, 2022, the Group's products and services purchase commitment amounted to RMB88,675.

(d)
Legal proceedings

On September 23, 2022, the Group, certain of its current and former directors and officers were named as defendants in a class action filed in federal court, which was purportedly brought on behalf of a class of persons who allegedly suffered damages as a result of alleged misstatements and omissions in the Group's public disclosure documents. Currently, the case is under Lead Plaintiff selection process. During the selection of the Lead Plaintiff, the Group has no obligation to submit any documents to the court. It is estimated that the Group will submit the Motion Dismiss to the court by the end of 2023. As the case remain in its preliminary stages, the likelihood of any unfavorable outcome or the amount or range of any potential loss cannot be reasonably estimated at the issuance date of the consolidated financial statements. As a result, as of December 31, 2022, the Group did not record any liabilities for the loss contingencies pertaining to the case described above.

In addition to the above, from time to time, the Group is subject to legal proceedings, investigations and claims incidental to the conduct of its business. As of December 31, 2021 and, 2022, the Group was not involved in any legal or administrative proceedings that the Group believes may have a material adverse impact on the Group's business, balance sheets or results of operations and cash flows.

(e)
Financial guarantees

As at December 31, 2022, the Group provided guarantees up to a limit of approximately RMB98 million in respect of bank loans borrowed by an affiliated company over which the Group has significant influence, among which guarantees of approximately RMB8 million were utilized.

During the year ended December 31, 2022, the Group signed an agreement with and provided financial guarantee to a depositary bank for collection of minimum annual service fees until 2024. According to the agreement, the Group placed a security deposit of US$6 million, which was classified as restricted cash as at December 31, 2022, in the depositary bank. The security bank deposit will be forfeited up to US$6 million if the depositary bank is not able to collect the contractual minimum annual service fees from ADR holders. As of December 31, 2022, the financial guarantee was still within the validity period of the contract and would persist till the guarantee period expired.